EX-10.P
                                 Fifth Amendment
                                     to the
                   AMP Incorporated Deferred Compensation Plan


     Pursuant to an action taken by the Board of Directors of AMP Incorporated on October 21, 1997, the AMP Incorporated Deferred Compensation Plan, as first adopted effective January 1, 1995 and subsequently amended on four prior occasions (the "Plan"), is further amended effective as of January 1, 1998 in the following respects:


     1. Exhibit A to the Plan is amended to add certain individuals as Eligible Employees for Plan purposes. Effective as of January 1, 1998, the Exhibit A attached hereto replaces and becomes Exhibit A for purposes of the Plan.

     2. Exhibit B attached hereto replaces and becomes Exhibit B for purposes of the Plan.




     EXECUTED at Harrisburg, Pennsylvania this 23rd day of March, 1998.

                                              AMP Incorporated

          D. F. Henschel                      J. E. Marley
Attest:_______________________        By:___________________________
         Corporate Secretary          Title: Chairman of the Board



                                                                          I.
                                                                   EXHIBIT A
                                        Re:  Section 3.1 -Eligible Employees

                                       Date:     As amended, January 1, 1998

     The Committee has determined that the following named individuals are eligible to participate in the Plan as Eligible Employees:

                                                  Initial
Name                                 SSAN     Eligibility Date
Andrews, Kenneth                ###-##-####      01/01/98
Ballantyne, J. Peter            ###-##-####      01/01/96
Barnes, Harold                  ###-##-####      01/01/98
Belt, James                     ###-##-####      01/01/98
Booker, Harris                  ###-##-####      01/01/98
Bruggeworth, Robert             ###-##-####      01/01/98
Cattin, Bernard                 ###-##-####      01/01/98
Clark, Richard                  ###-##-####      01/01/96
Cole, Herbert                   ###-##-####      01/01/95
Coller, James                   ###-##-####      01/01/98
Cornelius, David                ###-##-####      01/01/95
Dawson, Andrew                  ###-##-####      01/01/98
DiClemente, Thomas              ###-##-####      01/01/96
Dittmann, Larry                 ###-##-####      01/01/97
D'Lamater, Gary                 ###-##-####      01/01/98
Donahue, Joseph                 ###-##-####      01/01/98
Drysdale, J. Keith              ###-##-####      01/01/95
Gassner, Rudolf                 ###-##-####      01/01/95
Goonrey, Charles                ###-##-####      01/01/95
Grabbe, Dimettry                ###-##-####      01/01/97
Gurski, John                    ###-##-####      01/01/95
Haile, Edward                   ###-##-####      01/01/98
Hassan, Javad                   ###-##-####      01/01/95
Heisse, Jacqueline              ###-##-####      01/01/98
Henschel, David                 ###-##-####      01/01/96
Hill, Jr., Leonard              ###-##-####      01/01/96
Hooper, Dean                    ###-##-####      01/01/95
Horowitz, Dennis                ###-##-####      01/01/95
Hudson, Jr., William            ###-##-####      01/01/95
Johnson, Gregory                ###-##-####      01/01/98
Kaleida, Richard                ###-##-####      01/01/98
Kapany, Narinder                ###-##-####      01/01/97
Kastel, August                  ###-##-####      01/01/95
Kegel, John                     ###-##-####      01/01/95
Keizer, Alan                    ###-##-####      01/01/96
Kohler, John                    ###-##-####      01/01/98
Lang, Mark                      ###-##-####      01/01/98
Laudeman, Michael               ###-##-####      01/01/98
Leggett, Robert                 ###-##-####      01/01/98
Lemaitre, Philip                ###-##-####      04/01/97
Lightner, Linn                  ###-##-####      01/01/98
Line III, Henry                 ###-##-####      01/01/96
Marley, James                   ###-##-####      01/01/95
Martin, David                   ###-##-####      01/01/98
McElrath, Jennifer              ###-##-####      01/01/98
McNamara, Jr., James            ###-##-####      01/01/98
Miller, Jr., Lincoln            ###-##-####      01/01/96
Morris, S. William              ###-##-####      01/01/98
Overbaugh, Joseph               ###-##-####      01/01/96
Price, James                    ###-##-####      01/01/98
Proietto, Nazario               ###-##-####      01/01/95
Reynolds, Charles               ###-##-####      01/01/98
Ripp, Robert                    ###-##-####      01/01/95
Ritter, Carol                   ###-##-####      01/01/96
Roche, N D'Arcy                 ###-##-####      01/01/96
Rohler, Richard                 ###-##-####      01/01/98
Spatz, Neal                     ###-##-####      01/01/96
Stape, William                  ###-##-####      01/01/98
Summers, Robert                 ###-##-####      01/01/98
Sykes, James                    ###-##-####      01/01/98
Timashenka, Paul                ###-##-####      01/01/96
Tropea, Lawrence                ###-##-####      01/01/97
Unter, Terence                  ###-##-####      10/01/97
Urkiel, William                 ###-##-####      01/01/96
Usner, John                     ###-##-####      01/01/98
Valerio, Jr., Thomas            ###-##-####      01/01/98
Vance, Ronald                   ###-##-####      01/01/96
Walker, Larry                   ###-##-####      01/01/96
Ward, William                   ###-##-####      01/01/98
Waybright, Gregory              ###-##-####      01/01/98
Weil, Keith                     ###-##-####      01/01/98
Wilburne, Douglas               ###-##-####      01/01/98
Wilkie, Dan                     ###-##-####      01/01/95
Wingate, Charles                ###-##-####      01/01/98
Yohe, Jr., Merrill              ###-##-####      01/01/96
Zettlemoyer, Anthony            ###-##-####      01/01/96
Zwieg, Jr., Grover              ###-##-####      01/01/98

                                                                         II.
                                                                   EXHIBIT B
                                       Re:  Section 4.1 - Amount of Deferral

                             Dated:  As amended effective January 1, 1998

     As of the date above, and effective until this Exhibit is Modified by the Committee, the table below indicates the types of compensation which are eligible for income deferral at the assigned percentages as noted:


    Type of     |     Maximum Percentage    |
 Compensation   |    that can be deferred   |    Other Limitations
------------------------------------------------------------------------------
Base Salary     |   For each payroll        |    Deferrals to this
                |   period when an          |    Plan will be
                |   Eligible Employee is    |    further limited to
                |   not eligible to         |    prevent
                |   participate in a Code   |    Participant income
                |   Section 401(k) salary   |    for qualified plan
                |   deferral arrangement,   |    purposes from
                |   50% of base salary      |    falling below the
                |   paid; otherwise, 50%    |    limit as described
                |   of salary paid reduced  |    in IRC
                |   by 100% of the then-    |    401(a)(17),
                |   applicable maximum      |    currently set
                |   available Code Section  |    $160,000.
                |   401(k) salary deferral  |
                |   for the payroll period  |
                |   resulting from          |
                |   application of Code     |
                |   Sections 402(g) and     |
                |   401(a)(17). For         |
                |   example, an Eligible    |
                |   Employee with base      |
                |   salary paid in 1998     |
                |   equal to $340,000 who   |
                |   was eligible for        |
                |   401(k) participation    |
                |   for the full year       |
                |   could defer under the   |
                |   Plan for 1998 a         |
                |   maximum of 50% of       |
                |   $340,000, (i.e.,        |
                |   $170,000), reduced by   |
                |   $10,000, which leaves   |
                |   $160,000 as the         |
                |   maximum base salary     |
                |   deferral. *             |
------------------------------------------------------------------------------
Management      |    100% of Awarded Bonus  |    In increments of
Incentive Plan  |                           |    25% or the entire
                |                           |    amount of the
                |                           |    Bonus awarded in
                |                           |    excess of a stated
                |                           |    dollar amount.
------------------------------------------------------------------------------
Any Other       |   100% of Awarded Bonus   |    In increments of
Annual Cash     |                           |    25% or the entire
Bonus Plan of   |                           |    amount of the
an Employer     |                           |    Bonus awarded in
                |                           |    excess of a stated
                |                           |    dollar amount.

     * However, if the Eligible Employee is first eligible for 401(k) deferrals July 1, through June 30 the employee could defer 50% of base salary each pay period, and after June 30 could defer 50% of base salary reduced by $833.34 each pay period (i.e., reduced by $10,000 divided over 12 pay periods).

                                SECOND AMENDMENT
                                     to the
                                AMP INCORPORATED
                           DEFERRED COMPENSATION PLAN



     The AMP Incorporated Deferred Compensation Plan (the "Plan"), as first adopted effective January 1, 1995, and thereafter amended on one occasion is hereby further amended in the following respects:

     1. Effective as of January 1, 1996, Section 6.6 of the Plan is amended to provide as follows:

     6.6  Commencement of Payments.

          Commencement of payments under Section 6.1 of the Plan shall begin in January of the year following the year in which occurs an event which entitles a Participant (or a Beneficiary) to payments under the Plan.

     2. Exhibit A to the Plan is hereby amended effective as of January 1, 1996 to add certain individuals as Eligible Employees for Plan purposes, and effective as of January 1, 1996, the Exhibit A attached to this Amendment shall replace and become Exhibit A for purposes of the Plan.

     3. Exhibit B to the Plan is hereby amended effective January 1, 1996 to amend the Plan's maximum permitted deferrals, and effective as of January 1, 1995, the Exhibit B attached to this amendment shall replace and become Exhibit B for purposes of the Plan.


     Executed this 21st day of December, 1995.


                                            AMP Incorporated

                                         /s/  J. E. Marley
                              By:_______________________________________

                                        Chairman of the Board
                              Title:____________________________________